--------------------------------------------------------------------------------
                                  T. Rowe Price
--------------------------------------------------------------------------------
                                  Annual Report
                                Growth Stock Fund
--------------------------------------------------------------------------------
                                December 31, 1997
--------------------------------------------------------------------------------

REPORT HIGHLIGHTS
================================================================================

GROWTH STOCK FUND

* The S&P 500's 33.36% return in 1997 capped three straight years of 20% or better stock market returns, the first time that has happened in the past century.

* The Growth Stock Fund returned 10.23% and 26.57% for the past 6 and 12 months, respectively, surpassing the Lipper average for similar funds but lagging the S&P 500 over the year.

* Good performance relative to our peers was attributable to stock selection, while underperformance versus the S&P 500 was due largely to weaker international holdings.

* Portfolio holdings reflect our emphasis on leading companies in growth markets with strong management and solid returns on cash flow.

* We anticipate more moderate returns in 1998 but believe that slower economic growth will favor growth stocks.

FELLOW SHAREHOLDERS

     The end of 1997 concluded an unprecedented period in the stock market. The S&P 500's annual return of 33.36%, following the index's stellar returns in 1995 and 1996, strung together the first three straight years of 20% or better returns in the past century. Throughout most of 1997 nearly perfect conditions continued, and problems in the Far East during the second half had only a slightly negative impact on U.S. stock market performance.

================================================================================
Performance Comparison
--------------------------------------------------------------------------------
Periods Ended 12/31/97                          6 Months          12 Months
--------------------------------------------------------------------------------
Growth Stock Fund                                 10.23%             26.57%
S&P 500                                           10.58              33.36
Lipper Growth Funds Average                        9.19              25.30
================================================================================

     Your fund returned 26.57% for the year ended December 31, 1997, and 10.23% during the second half. This was in line with the performance of the unmanaged Standard & Poor's 500 Stock Index over the last six months but not for the longer period. Results surpassed those of the Lipper Growth Funds Average for both periods, as can be seen in the table. Most of our large positions were strong through the year, but overall performance was hindered by our overseas investments as European market returns were curtailed by a strong dollar. Also, our relatively small investments in the Far East negatively affected performance.

YEAR-END DISTRIBUTIONS

     OnDecember 26, 1997, your Board of Directors declared a $0.20 per share income dividend, a $3.85 per share long-term capital gain, and a $0.02 per share short-term capital gain, paid on December 30 to shareholders of record on December 26. These distributions were reflected in either a check or statement mailed to you early in January and were reported on Form 1099-DIV, mailed later in the month.

MARKET ENVIRONMENT

     For most of 1997, the story was a repetition of the last several years: strong domestic economic growth, good earnings growth, mixed international results, and mild inflation. Companies continued to focus on improving margins and driving down costs, both of which are positive for profit growth and stock performance. The Federal Reserve played the right cards as the economy remained neither "too hot" nor "too cold."

     In the second half, this perfect backdrop began to show some holes as trade, currency, and economic problems in the Far East unfolded. For the remainder of 1997 these problems worsened; however, in aggregate they did little damage to the U.S. market. An expected shortfall of worldwide economic growth and anticipated slower earnings growth of many U.S. companies were largely offset by a decline in interest rates and a flight to the safety of the domestic market.

     While the U.S. stock market remained relatively stable, various sectors experienced substantial differences in returns. Technology and cyclical issues performed poorly, while less cyclical companies did well in the second half of the year.

================================================================================
Portfolio Characteristics
--------------------------------------------------------------------------------
                                                       Growth Stock
                                                         Domestic
As of 12/31/97                                           Portfolio       S&P 500
--------------------------------------------------------------------------------
Earnings Growth Rate
  Past 5 Years .................................             17.7%         15.4%
  Projected 5 Years * ..........................             14.8          13.0

Dividend Growth Rate
  Past 5 Years .................................             13.2           8.6
  Projected 5 Years * ..........................             13.0          10.5

Return on Equity
  Past 5 Years .................................             21.1          20.8

Long-Term Debt as
Percent of Capital .............................             28.4          34.1

P/E Ratio (12-month forward
projected earnings) ............................             21.2X         19.1X

* Forecasts are based on T. Rowe Price research and are in no way indicative of future investment returns.
================================================================================

INVESTMENT REVIEW

     Over the last year, your fund's return remained strong both in absolute terms and relative to its peers, although it lagged the return of the S&P 500 due to our relatively large weighting in international stocks. However, since your fund's international holdings are mainly in Europe, our positions there did much better than international stocks overall.

     The larger companies in the S&P 500 were more robust than their smaller-cap counterparts, particularly during the first half. This was frustrating as several mid-cap companies in the portfolio performed extremely well in business terms but not as well in stock returns. However, since the market usually rewards growth over time regardless of a company's size, we continue to feel comfortable with these positions.

     Our relatively large investments in FREDDIE MAC and FANNIE MAE, both publicly owned, government-sponsored mortgage intermediaries, contributed significantly to returns. While we trimmed some shares of Freddie Mac as prices rose, we still maintain large holdings in both companies. Other large holdings such as GE, BERKSHIRE HATHAWAY, DANAHER, NORWEST, PFIZER, and TYCO INTERNATIONAL also performed exceedingly well. Our investments in Bermuda-based reinsurers--ACE LIMITED and PARTNERRE HOLDINGS--were rewarding, as were some other international holdings, including VODAFONE and NOVARTIS.

     Issues affected by the problems in Asia detracted from performance. While we cut back this exposure early in 1997, what remained performed poorly. Both HUTCHISON WHAMPOA and SWIRE PACIFIC were down significantly in price from early-year levels. In addition, several technology holdings, such as 3COM, ORACLE, CORNING, and MOTOROLA, were affected by lower sales in the Far East.

     The biggest disappointment was FIRST DATA, our only top 25 holding that was down for the year. While problems there will take time to be resolved, we remain holders of the stock due to the company's strong position in good growth markets.

PORTFOLIO MANAGEMENT

     We continue to use the same criteria in our investments as we have in the past. We search for companies with leadership in growth markets, strong managements, strong cash flow, and solid returns on cash flow. We attempt to find all or most of these characteristics at reasonable valuations, but this proved difficult as the strong market continued in 1997.

     Nevertheless, opportunities did present themselves, and we initiated several new positions in the last six months. These included leading companies in growth markets, including CENDANT (a combination of CUC International and HFS), BRISTOL-MYERS SQUIBB, NETWORK ASSOCIATES, and EMC, all of which are gaining market share in growth markets and generating solid free cash flow.

     We bought shares of good cash flow generators, including TENET HEALTHCARE, a consolidator in the hospital industry; SAFEWAY, in our view the best-managed supermarket company; and AT&T, which should begin to generate solid cash flow as effective new management takes control.

     We trimmed several large holdings whose exceptional stock performance in 1997 far outpaced their earnings growth. Over time these companies should still deliver excellent returns, but current valuations are stretched compared with historical measures.

     Also important are our sales based on fundamentals. In 1997 we sold COLUMBIA/HCA HEALTHCARE, Corning, 3Com, and ASCEND COMMUNICATIONS due to fundamental changes in their businesses that caused us concern.

     As mentioned, early in the year we reduced the number of our international holdings. This strategy was rewarding on a short-term basis, and we ended the year satisfied with our current positions overseas.

OUTLOOK

     While investors have benefited from an ideal environment for stocks, particularly those of large growth companies, it is important to realize that stock prices tend to rise with earnings and cash flow growth. Your fund's investments are in companies offering both, but we believe that stocks have outpaced these growth rates. In addition, Asian problems are likely to slow economic growth somewhat. For these reasons, we anticipate more modest returns in 1998.

[Realative P/E pie chart shown here]

     Despite these concerns, we still anticipate moderate U.S. economic growth this year. We believe the current environment should favor your fund's holdings, as our focus on effective management and strong cash flow should help growth stocks prosper in a tougher environment.

     We will continue to work diligently on your behalf in our search for attractive ideas, both here and abroad.

Respectfully submitted,

/s/

Robert W. Smith
Chairman of the Investment Advisory Committee
January 20, 1998

T. Rowe Price Growth Stock Fund
================================================================================
Portfolio Highlights
--------------------------------------------------------------------------------

MAJOR PORTFOLIO CHANGES
Listed in descending order of size

6 Months Ended 12/31/97

TEN LARGEST PURCHASES
--------------------------------------------------------------------------------
Network Associates *
Bristol-Myers Squibb *
MCI *
United HealthCare *
American Home Products *
AT&T *
Dillards *
First Union *
Barnett Banks *
Tenet Healthcare *

TEN LARGEST SALES
--------------------------------------------------------------------------------
Corning **
Zurich Reinsurance **
Columbia/HCA Healthcare **
ACE Limited
Freddie Mac
3Com **
Great Lakes Chemical
Vodafone
Intel
Cisco Systems

*    Position added
**   Position eliminated
================================================================================

T. Rowe Price Growth Stock Fund
================================================================================
Portfolio Highlights
--------------------------------------------------------------------------------

TWENTY-FIVE LARGEST HOLDINGS
                                                                      Percent of
                                                                      Net Assets
                                                                        12/31/97
--------------------------------------------------------------------------------
Freddie Mac ................................................                2.9%
GE .........................................................                2.7
Berkshire Hathaway .........................................                2.6
Royal Dutch Petroleum ......................................                2.0
Danaher ....................................................                2.0
--------------------------------------------------------------------------------
PartnerRe Holdings .........................................                1.8
Fannie Mae .................................................                1.6
Philip Morris ..............................................                1.6
ACE Limited ................................................                1.4
AlliedSignal ...............................................                1.4
--------------------------------------------------------------------------------
Tyco International .........................................                1.4
Norwest ....................................................                1.4
Microsoft ..................................................                1.3
Merck ......................................................                1.3
Cendant ....................................................                1.2
--------------------------------------------------------------------------------
UNUM .......................................................                1.2
Disney .....................................................                1.2
Pfizer .....................................................                1.2
BMC Software ...............................................                1.2
Mutual Risk Management .....................................                1.1
--------------------------------------------------------------------------------
Tribune ....................................................                1.1
First Data .................................................                1.1
Starwood Lodging ...........................................                1.0
Parametric Technology ......................................                1.0
Safeway ....................................................                1.0
--------------------------------------------------------------------------------
Total ......................................................               37.7%
================================================================================

T. Rowe Price Growth Stock Fund
================================================================================
Performance Comparison
--------------------------------------------------------------------------------

     This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with a broad-based average or index. The index return does not reflect expenses, which have been deducted from the fund's return.

[Growth STock Fund SEC graph shown here]

================================================================================
Average Annual Compound Total Return
--------------------------------------------------------------------------------

     This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

================================================================================
Periods Ended 12/31/97              1 Year    3 Years     5 Years     10 Years
--------------------------------------------------------------------------------
Growth Stock Fund                   26.57%     26.36%      18.65%       15.56%

     Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.
================================================================================

T. Rowe Price Growth Stock Fund
================================================================================

                                           For a share outstanding throughout each period
====================================================================================================================================
Financial Highlights
                                                        Year
                                                       Ended
                                                    12/31/97           12/31/96         12/31/95         12/31/94         12/31/93
NET ASSET VALUE
Beginning of period .......................      $     26.18        $     23.35        $   18.75        $   20.42        $   18.66
Investment activities
        Net investment income .............             0.23               0.19             0.23             0.18             0.17
        Net realized and
        unrealized gain (loss) ............             6.65               4.89             5.57            (0.01)            2.72
        Total from
        investment activities .............             6.88               5.08             5.80             0.17             2.89
Distributions
        Net investment income .............            (0.20)             (0.19)           (0.23)           (0.18)           (0.14)
        Net realized gain .................            (3.87)             (2.06)           (0.97)           (1.66)           (0.99)
        Total distributions ...............            (4.07)             (2.25)           (1.20)           (1.84)           (1.13)
NET ASSET VALUE
End of period .............................      $     28.99        $     26.18        $   23.35        $   18.75        $   20.42
Ratios/Supplemental Data
Total return ..............................            26.57%             21.70%           30.97%            0.89%           15.56%
Ratio of expenses to
average net assets ........................             0.75%              0.77%            0.80%            0.81%            0.82%
Ratio of net investment
income to average
net assets ................................             0.75%              0.74%            1.09%            0.91%            0.86%
Portfolio turnover rate ...................             40.9%              49.0%            42.5%            54.0%            35.3%
Average commission
rate paid .................................      $    0.0164        $    0.0426             --               --               --
Net assets, end of period
(in millions) .............................      $     3,988        $     3,431        $   2,762        $   2,068        $   1,976
====================================================================================================================================

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Growth Stock Fund
================================================================================
                                                               December 31, 1997

================================================================================
Portfolio of Investments
--------------------------------------------------------------------------------
                                                        Shares/Par         Value
                                                                    In thousands

COMMON STOCKS  93.1%

FINANCIAL  19.8%

Bank and Trust  6.5%
Banca Fideuram (ITL) .............................       3,960,000      $ 17,338
Barnett Banks ....................................         286,200        20,571
Citicorp .........................................         240,000        30,345
First Union ......................................         450,000        23,062
Mellon Bank ......................................         325,000        19,703
Northern Trust ...................................         230,000        16,086
Norwest ..........................................       1,450,000        56,006
Societe Generale (FRF) ...........................          75,000        10,218
Toronto-Dominion Bank (CAD) ......................         750,000        28,236
Wells Fargo ......................................         115,000        39,035
                                                                         260,600

Insurance  5.7%
ACE Limited ......................................         590,000        56,935
Erie Indemnity ...................................         190,600         5,694
EXEL .............................................         177,400        11,243
PartnerRe Holdings ADR ...........................       1,205,409        55,901
PartnerRe Holdings * .............................         531,665        15,689
St. Paul Companies ...............................         159,900        13,122
Travelers Property Casualty (Class A) ............         400,000        17,600
UNUM .............................................         900,000        48,938
                                                                         225,122

Financial Services  7.6%
AMBAC ............................................         450,000        20,700
Fairfax Financial (CAD) * ........................         137,900        30,879
Fannie Mae .......................................       1,120,400        63,933
Freddie Mac ......................................       2,770,000       116,167
H&R Block ........................................         700,000        31,369
SLM Holding ......................................          50,000         6,956
Travelers Group ..................................         642,600        34,620
                                                                         304,624
Total Financial ..................................                       790,346

UTILITIES  0.2%

Telephone  0.2%
Telecom Italia Mobile (ITL) ......................       2,000,000        $9,228
Total Utilities ..................................                         9,228

CONSUMER NONDURABLES  17.8%

Beverages  0.9%
PepsiCo ..........................................         950,000        34,616
                                                                          34,616

Food Processing  0.7%
Sara Lee .........................................         500,000        28,156
                                                                          28,156

Hospital Supplies/Hospital Management  2.2%
Baxter International .............................         200,000        10,087
Boston Scientific * ..............................         200,000         9,175
HealthSouth * ....................................       1,150,000        31,912
Medtronic ........................................         252,000        13,183
United HealthCare ................................         500,000        24,844
                                                                          89,201

Biotechnology  1.1%
Biogen * .........................................         425,000        15,486
Genentech * ......................................         500,000        30,312
                                                                          45,798

Pharmaceuticals  7.2%
American Home Products ...........................         325,000        24,862
Astra (Class B) (SEK) ............................         850,000        14,292
Bristol-Myers Squibb .............................         394,800        37,358
Johnson & Johnson ................................         260,000        17,128
Merck ............................................         480,000        51,000
Novartis (CHF) ...................................          20,000        32,439
Pfizer ...........................................         650,000        48,466
Warner-Lambert ...................................         200,000        24,800
Zeneca Group (GBP) ...............................       1,000,000        35,100
                                                                         285,445

Miscellaneous Consumer Products  5.7%
Cendant * ........................................       1,450,000        49,844
Mattel ...........................................         630,000        23,467
Philip Morris ....................................       1,400,900        63,478
Procter & Gamble .................................         280,000        22,348
Service Corp. International ......................         586,500        21,664
Tomkins (GBP) ....................................       5,900,000        27,909
Unilever N.V. ADR ................................         308,000        19,231
                                                                         227,941
Total Consumer Nondurables .......................                       711,157

CONSUMER SERVICES  11.3%

Restaurants  0.3%
McDonald's .......................................         250,000        11,938
                                                                          11,938

General Merchandisers  1.1%
Circuit City Stores ..............................         148,000         5,263
Safeway * ........................................         630,000        39,848
                                                                          45,111

Specialty Merchandisers  2.9%
CVS ..............................................         316,050        20,247
Dillard Department Stores ........................         550,000        19,387
Home Depot .......................................         450,000        26,494
Kohl's * .........................................         145,200         9,892
Tag Heuer (CHF) * ................................          44,195         3,841
Tag Heuer ADR * ..................................       1,060,600         8,750
Wal-Mart .........................................         650,000        25,634
                                                                         114,245

Health Care Services  0.8%
PacifiCare Health Systems (Class B) * ............         145,000         7,617
Tenet Healthcare * ...............................         717,400        23,764
                                                                          31,381

Entertainment and Leisure  2.5%
Carnival ADR (Class A) ...........................         420,000        23,258
Disney ...........................................         491,300        48,669
Hutchison Whampoa (HKD) ..........................       4,500,000        28,223
                                                                         100,150

Media and Communications  3.7%
Elsevier (NLG) ...................................       1,000,000        16,176
Granada (GBP) ....................................       1,400,000        21,385
Schibsted (NOK) ..................................         670,000        11,475
Total Access Communications ......................         300,000           102
Tribune ..........................................         700,000        43,575
TV Azteca ADR * ..................................         315,000         7,107
VNU (NLG) + ......................................       1,050,000      $ 29,621
Wolters Kluwer (NLG) .............................         125,000        16,146
                                                                         145,587
Total Consumer Services ..........................                       448,412

CONSUMER CYCLICALS  2.4%

Building and Real Estate  2.4%
Masco ............................................         650,000        33,069
Security Capital U.S. Realty (144A) * ............         265,000         3,763
Security Capital U.S. Realty (Class A) * .........       1,165,000        16,543
Starwood Lodging, REIT ...........................         700,600        40,547
Total Consumer Cyclicals .........................                        93,922

TECHNOLOGY  14.8%

Networking  0.6%
Cisco Systems * ..................................         411,900        22,989
                                                                          22,989

Electronic Components  2.9%
Analog Devices * .................................         766,666        21,227
Intel ............................................         200,000        14,044
Linear Technology ................................         400,000        23,025
Maxim Integrated Products * ......................         952,000        32,904
Molex (Class A) ..................................         343,750         9,904
National Semiconductor * .........................         510,000        13,228
Xilinx * .........................................          70,000         2,450
                                                                         116,782

Electronic Systems  0.8%
Dell Computer * ..................................       120,000          10,084
Hewlett-Packard ..................................       370,000          23,125
                                                                          33,209

Telecommunications  3.3%
AT&T .............................................         470,000        28,787
Cox Communications (Class A) * ...................         600,000        24,037
MCI ..............................................         750,000        32,133
Telecomunicacoes Brasileiras ADR .................         130,000        15,137
Vodafone (GBP) ...................................       1,000,000         7,211
Vodafone ADR .....................................         100,000         7,250
WorldCom .........................................         600,000        18,169
                                                                         132,724

Computer Services  1.9%
Automatic Data Processing ........................         500,000        30,687
Autotote (Class A) * .............................          37,131            91
First Data .......................................       1,471,942        43,054
                                                                          73,832

Computer Software  5.3%
BMC Software * ...................................         700,000        45,894
JBA Holdings (GBP) ...............................         100,000         1,700
Microsoft * ......................................         400,000        51,687
Network Associates * .............................         730,000        38,530
Oracle * .........................................         887,500        19,775
Parametric Technology * ..........................         850,000        40,216
PLATINUM technology * ............................         501,700        14,204
                                                                         212,006
Total Technology .................................                       591,542

CAPITAL EQUIPMENT  9.9%

Electrical Equipment  4.4%
AlliedSignal .....................................       1,453,600        56,599
GE ...............................................       1,450,000       106,394
Getronics (NLG) ..................................         370,000        11,788
                                                                         174,781

Capital Equipment  1.4%
Tyco International ...............................       1,252,450        56,439
                                                                          56,439

Machinery  4.1%
Danaher ..........................................       1,270,000        80,169
Mannesmann (DEM) .................................          30,000        15,159
S I G Schweis (CHF) ..............................           4,000        10,950
Teleflex .........................................         817,800        30,872
TriMas ...........................................         700,000        24,062
                                                                         161,212
Total Capital Equipment ..........................                       392,432

BUSINESS SERVICES AND TRANSPORTATION  5.0%

Distribution Services  0.4%
Ikon Office Solutions ............................         612,700        17,232
                                                                          17,232

Environmental  0.9%
Rentokil Group (GBP) .............................       8,300,000        36,127
        36,127

Miscellaneous Business Services  3.3%
Assa-Abloy (Class B) (SEK) .......................         150,000         3,967
Corporate Express * ..............................         650,000         8,389
Interpublic Group ................................         600,000        29,887
Mutual Risk Management ...........................       1,477,332        44,228
Reuters ADR ......................................         125,000         8,281
Securitas (Class B) (SEK) ........................         200,000         6,045
USA Waste Services * .............................         750,000        29,438
                                                                         130,235

Airlines  0.4%
Swire Pacific (Class A) (HKD) ....................       3,000,000        16,454
                                                                          16,454
Total Business Services and Transportation .......                       200,048

ENERGY  4.2%

Energy Services  1.0%
Cooper Cameron * .................................       150,000           9,150
Halliburton ......................................       350,000          18,178
Schlumberger .....................................       180,000          14,490
                                                                          41,818

Integrated Petroleum - International  3.2%
Mobil ............................................         450,000        32,485
PETROBRAS * ......................................         550,000        13,097
Royal Dutch Petroleum ADR ........................       1,500,000        81,281
                                                                         126,863
Total Energy .....................................                       168,681

PROCESS INDUSTRIES  1.2%

Specialty Chemicals  0.1%
Great Lakes Chemical .............................         131,400         5,897
                                                                           5,897

Paper and Paper Products  1.1%
Kimberly-Clark ...................................         600,000        29,587
Kimberly-Clark Mexico (Class A) (MXN) ............       2,550,000        12,481
                                                                          42,068
Total Process Industries .........................                        47,965

BASIC MATERIALS  0.5%

Mining  0.5%
Newmont Mining ...................................         700,000        20,562
Total Basic Materials ............................                        20,562

MISCELLANEOUS  6.0%

Conglomerates  2.6%
Berkshire Hathaway (Class A) * ...................           2,240       103,040
                                                                         103,040

Other Miscellaneous Common Stocks  3.4% ..........                       136,229
Total Miscellaneous ..............................                       239,269

Total Common Stocks (Cost $2,105,003) ............                     3,713,564

Preferred Stocks  0.4%
Banco Bradesco (BRL) .............................   1,599,434,539        15,764
Miscellaneous Preferred Stocks ...................                           245

Total Preferred Stocks (Cost $6,118) .............                        16,009

SHORT-TERM INVESTMENTS  7.3%

Medium-Term Notes  0.2%
PHH, VR, 6.00%, 1/10/98 ..........................     $10,000,000        10,000
        10,000

Money Market Fund  6.8%
Reserve Investment Fund, 5.84% # .................     271,415,438       271,416
                                                                         271,416

Structured Investment Vehicles  0.3%
Short Term Card Account Trust, VR,
             (144a) 6.00%,1/15/98 ................      10,000,000        10,000
                                                                          10,000

Total Short-Term Investments (Cost $291,416) .....                       291,416

Total Investments in Securities
100.8% of Net Assets (Cost $2,402,537) ...........                    $4,020,989

Other Assets Less Liabilities ....................                      (32,591)

NET ASSETS .......................................                    $3,988,398

+    Affiliated company
*    Non-income producing
#    Seven-day yield
ADR  American Depository Receipt
REIT Real Estate Investment Trust
VR   Variable rate
144a Security was purchased pursuant to Rule 144a under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers - total of such securities at year-end amounts to 0.35% of net assets.
BRL  Brazilian real
CAD  Canadian dollar
CHF  Swiss franc
DEM  German deutschemark
FRF  French franc
GBP  British sterling
HKD  Hong Kong dollar
ITL  Italian lira
MXN  Mexican peso
NOK  Norwegian krone
NLG  Dutch guilder
SEK  Swedish krona

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Growth Stock Fund
================================================================================
                                                               December 31, 1997
================================================================================
Statement of Assets and Liabilities
--------------------------------------------------------------------------------
In thousands

Assets
Investments in securities, at value
        Affiliated companies (cost $16,646) .....................     $   29,620
        Other companies (cost $2,385,891) .......................      3,991,369
        Total investments in securities .........................      4,020,989
Other assets ....................................................         32,990
Total assets ....................................................      4,053,979
Liabilities
Total liabilities ...............................................         65,581
NET ASSETS ......................................................     $3,988,398
Net Assets Consist of:
Accumulated net investment income - net of distributions ........     $    4,678
Accumulated net realized gain/loss - net of distributions .......        139,386
Net unrealized gain (loss) ......................................      1,618,410
Paid-in-capital applicable to 137,572,653 shares of
$1.00 par value capital stock outstanding;
200,000,000 shares authorized ...................................      2,225,924
NET ASSETS ......................................................     $3,988,398
NET ASSET VALUE PER SHARE .......................................     $    28.99

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Growth Stock Fund
================================================================================
Statement of Operations
--------------------------------------------------------------------------------
In thousands

                                                                            Year
                                                                           Ended
                                                                        12/31/97
Investment Income
Income
        Dividend .............................................        $  43,223
        Interest .............................................           14,563
        Total income .........................................           57,786
Expenses
        Investment management ................................           22,078
        Shareholder servicing ................................            5,827
        Custody and accounting ...............................              506
        Prospectus and shareholder reports ...................              298
        Registration .........................................               41
        Legal and audit ......................................               25
        Directors ............................................               22
        Miscellaneous ........................................               44
        Total expenses .......................................           28,841
Net investment income ........................................           28,945
Realized and Unrealized Gain (Loss)
Net realized gain (loss)
        Securities ...........................................          583,071
        Foreign currency transactions ........................             (937)
        Net realized gain (loss) .............................          582,134
Change in net unrealized gain or loss
        Securities ...........................................          295,362
        Other assets and liabilities
        denominated in foreign currencies ....................              (32)
        Change in net unrealized gain or loss ................          295,330
Net realized and unrealized gain (loss) ......................          877,464
INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS .......................................        $ 906,409

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Growth Stock Fund
================================================================================
Statement of Changes in Net Assets
------------------------------------------------------------------------------------------------------------------------------------
In thousands

                                                                                                      Year
                                                                                                     Ended
                                                                                                  12/31/97                 12/31/96
Increase (Decrease) in Net Assets
Operations
        Net investment income ....................................................             $    28,945              $    22,689
        Net realized gain (loss) .................................................                 582,134                  226,082
        Change in net unrealized gain or loss ....................................                 295,330                  365,010
        Increase (decrease) in net assets from operations ........................                 906,409                  613,781
Distributions to shareholders
        Net investment income ....................................................                 (24,428)                 (23,110)
        Net realized gain ........................................................                (472,912)                (250,078)
        Decrease in net assets from distributions ................................                (497,340)                (273,188)
Capital share transactions *
        Shares sold ..............................................................                 435,680                  440,441
        Distributions reinvested .................................................                 469,793                  259,226
        Shares redeemed ..........................................................                (756,953)                (371,279)
        Increase (decrease) in net assets from capital
        share transactions .......................................................                 148,520                  328,388
Net Assets
Increase (decrease) during period ................................................                 557,589                  668,981
Beginning of period ..............................................................               3,430,809                2,761,828
End of period ....................................................................             $ 3,988,398              $ 3,430,809
*Share information
        Shares sold ..............................................................                  14,940                   17,612
        Distributions reinvested .................................................                  16,507                    9,845
        Shares redeemed ..........................................................                 (24,930)                 (14,667)
        Increase (decrease) in shares outstanding ................................                   6,517                   12,790

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Growth Stock Fund
================================================================================
                                                               December 31, 1997
================================================================================
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

     T. Rowe Price Growth Stock Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company and commenced operations on January 1, 1950.

     The accompanying financial statements are prepared in accordance with generally accepted accounting principles for the investment company industry; these principles may require the use of estimates by fund management.

     VALUATION Equity securities listed or regularly traded on a securities exchange are valued at the last quoted sales price on the day the valuations are made. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day and securities regularly traded in the over-the-counter market are valued at the mean of the latest bid and asked prices. Other equity securities are valued at a price within the limits of the latest bid and asked prices deemed by the Board of Directors, or by persons delegated by the Board, best to reflect fair value.

     Short-term debt securities are valued at amortized cost which, when combined with accrued interest, approximates fair value.

     Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation.

     For purposes of determining the fund's net asset value per share, the U.S. dollar value of all assets and liabilities initially expressed in foreign currencies is determined by using the mean of the bid and offer prices of such currencies against U.S. dollars quoted by a major bank.

     Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

     AFFILIATED COMPANIES As defined by the Investment Company Act of 1940, an affiliated company is one in which the fund owns at least 5% of the outstanding voting securities.

     CURRENCY TRANSLATION Assets and liabilities are translated into U.S. dollars at the prevailing exchange rate at the end of the reporting period. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

     PREMIUMS AND DISCOUNTS Premiums and discounts on debt securities are amortized for both financial reporting and tax purposes.

     OTHER Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles.

NOTE 2 - INVESTMENT TRANSACTIONS

     Purchases  and  sales  of  portfolio  securities,   other  than  short-term
securities, aggregated $1,450,301,000 and $1,933,792,000, respectively, for the year ended December 31, 1997.

NOTE 3 - FEDERAL INCOME TAXES

     No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income.

     At December 31, 1997, the aggregate cost of investments for federal income tax and financial reporting purposes was $2,402,537,000, and net unrealized gain aggregated $1,618,452,000, of which $1,676,625,000 related to appreciated investments and $58,173,000 to depreciated investments.

NOTE 4 - RELATED PARTY TRANSACTIONS

     The investment management agreement between the fund and T. Rowe Price Associates, Inc. (the manager) provides for an annual investment management fee, of which $1,937,000 was payable at December 31, 1997. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.25% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by the manager or Rowe Price-Fleming International, Inc. (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.30% for assets in excess of $80 billion. The effective annual group fee rate was 0.32% at December 31, 1997, and 0.33% for the year then ended. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

     In addition, the fund has entered into agreements with the manager and two wholly owned subsidiaries of the manager, pursuant to which the fund receives certain other services. The manager computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc. (TRPS) is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $3,983,000 for the year ended December 31, 1997, of which $364,000 was payable at period-end.

     Additionally, the fund is one of several T. Rowe Price-sponsored mutual funds (underlying funds) in which the T. Rowe Price Spectrum Funds (Spectrum) may invest. Spectrum does not invest in the underlying funds for the purpose of exercising management or control. Expenses associated with the operation of Spectrum are borne by each underlying fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by Spectrum, pursuant to special servicing agreements between and among Spectrum, the underlying funds, T. Rowe Price, and, in the case of T. Rowe Price Spectrum International, Rowe Price-Fleming International. Spectrum Growth Fund held approximately 7.7% of the outstanding shares of the Growth Stock Fund at December 31. For the year then ended, the fund was allocated $1,266,000 of Spectrum expenses, $123,000 of which was payable at period-end.

     The fund may invest in the Reserve Investment Fund and Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by T. Rowe Price Associates, Inc. The Reserve Funds are offered as cash management options only to mutual funds and other accounts managed by T. Rowe Price and its affiliates and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the year ended December 31, 1997, totaled $4,356,000 and are reflected as interest income in the accompanying Statement of Operations.

     During the year December 31, 1997, the fund, in the ordinary course of business, placed security purchase and sale orders aggregating $44,072,000 with certain affiliates of the manager and paid commissions of $252,000 related thereto.

T. Rowe Price Growth Stock Fund
================================================================================
REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

TO THE SHAREHOLDERS AND BOARD OF
DIRECTORS OF T. ROWE PRICE
GROWTH STOCK FUND, INC.

     We have audited the accompanying statement of assets and liabilities of T. Rowe Price Growth Stock Fund, Inc., including the portfolio of investments, as of December 31, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of December 31, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of T. Rowe Price Growth Stock Fund, Inc. as of December 31, 1997, the results of its operations, the changes in its net assets and financial highlights for each of the respective periods stated in the first paragraph, in conformity with generally accepted accounting principles.

COOPERS & LYBRAND L.L.P.
Baltimore, Maryland
January 21, 1998

T. Rowe Price Growth Stock Fund
================================================================================
Tax Information (Unaudited) for the Tax Year Ended 12/31/97
--------------------------------------------------------------------------------

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund's distributions to shareholders included:

o    $2,444,000 from short-term capital gains, and

o $470,468,000 from long-term capital gains; of which $251,983,000 was subject to the 20% rate gains category.

For corporate shareholders, 85% of the fund's distributed income and short-term capital gains qualified for the dividends-received deduction.
================================================================================

T. Rowe Price Shareholder Services
================================================================================

INVESTMENT SERVICES AND INFORMATION

KNOWLEDGEABLE SERVICE REPRESENTATIVES

               BY PHONE Shareholder service representatives are available from 8 a.m. to 10 p.m. ET Monday through Friday and from 8:30 a.m. to 5 p.m. ET on weekends. Call 1-800-225-5132 to speak directly with a representative who will be able to assist you with your accounts.

               IN PERSON Visit one of our investor center locations to meet with a representative who will be able to assist you with your accounts. You can also drop off applications or obtain prospectuses and other literature at these centers.

               AUTOMATED 24-HOUR SERVICES

               TELE*ACCESS [Registration Mark] Call 1-800-638-2587 to obtain information such as account balance, date and amount of your last transaction, latest dividend payment, fund prices, and yields. Additionally, you have the ability to request prospectuses, statements, and account and tax forms; to reorder checks; and to initiate purchase, redemption, and exchange orders for identically registered accounts.

               T.ROWE PRICE ONLINE Through a personal computer via dial-up modem, you can replicate all the services available on Tele*Access plus conduct transactions in your Discount Brokerage and Variable Annuity accounts.

               ACCOUNT SERVICES

               CHECKING Write checks for $500 or more on any money market and most bond fund accounts (except the High Yield and Emerging Markets Bond Funds).

               AUTOMATIC INVESTING Build your account over time by investing directly from your bank account or paycheck with Automatic Asset Builder. Additionally, Automatic Exchange enables you to set up systematic investments from one fund account into another, such as from a money fund into a stock fund. A $50 minimum makes it easy to get started.


               AUTOMATIC  WITHDRAWAL If you need money from your fund account on
               a  regular  basis,   you  can  establish   scheduled,   automatic
               redemptions.

               DIVIDEND AND CAPITAL GAINS PAYMENT OPTIONS Reinvest all or some of your distributions, or take them in cash. We give you maximum flexibility and convenience.

               DISCOUNT BROKERAGE*

               INVESTMENTS AVAILABLE You can trade stocks, bonds, options, precious metals, and other securities at a savings over regular commission rates.

               TO OPEN AN ACCOUNT Call a shareholder service representative for more information.

               INVESTMENT INFORMATION

               COMBINED STATEMENT A comprehensive overview of your T. Rowe Price accounts is provided. The summary page gives you earnings by tax category, provides total portfolio value, and lists your investments by type-stock, bond, and money market. Detail pages itemize account transactions by fund.

               SHAREHOLDER REPORTS Portfolio managers review the performance of the funds in plain language and discuss T. Rowe Price's economic outlook.

               T. ROWE PRICE REPORT This is a quarterly newsletter with relevant articles on market trends, personal financial planning, and T. Rowe Price's economic perspective.

               PERFORMANCE UPDATE This quarterly report reviews recent market develop- ments and provides comprehensive performance information for every T. Rowe Price fund.

               INSIGHTS This library of information includes reports on mutual fund tax issues, investment strategies, and financial markets.

               DETAILED INVESTMENT GUIDES Our widely acclaimed Asset Mix Worksheet, College Planning Kit, Diversifying Overseas: A Guide to International Investing, Retirees Financial Guide, and Retirement Planning Kit (also available on disk for PC use) can help you determine and reach your investment goals.

*    A division of T. Rowe Price Investment Services, Inc. Member NASD/SIPC.

T. Rowe Price Mutual Funds
================================================================================

STOCK FUNDS
--------------------------------------------------------------------------------
DOMESTIC

Blue Chip Growth
Capital Appreciation
Capital Opportunity
Diversified Small-Cap Growth
Dividend Growth
Equity Income
Equity Index 500
Extended Equity Market Index
Financial Services
Growth & Income
Growth Stock
Health Sciences
Media & Telecommunications*
Mid-Cap Growth
Mid-Cap Value
New America Growth
New Era
New Horizons**
Real Estate
Science & Technology
Small-Cap  Stock
Small-Cap  Value**
Spectrum  Growth
Total Equity Market Index
Value

INTERNATIONAL/GLOBAL

Emerging  Markets Stock
European Stock
Global Stock
International  Discovery
International  Stock
Japan
Latin  America
New  Asia
Spectrum  International

BOND FUNDS
--------------------------------------------------------------------------------
DOMESTIC TAXABLE

Corporate Income
GNMA
High Yield
New Income
Short-Term  Bond
Short-Term  U.S.  Government
Spectrum Income
Summit GNMA
Summit  Limited-Term Bond
U.S.  Treasury  Intermediate
U.S. Treasury Long-Term

DOMESTIC TAX-FREE

California   Tax-Free  Bond
Florida   Insured Intermediate  Tax-Free
Georgia Tax-Free Bond
Maryland  Short-Term  Tax-Free Bond
Maryland  Tax-Free  Bond
New Jersey  Tax-Free Bond
New York Tax-Free Bond
Summit Municipal  Income
Summit  Municipal  Intermediate
Tax-Free High Yield
Tax-Free Income
Tax-Free Insured Intermediate Bond
Tax-Free  Short-Intermediate
Virginia Short-Term Tax-Free Bond
Virginia Tax-Free Bond

INTERNATIONAL/GLOBAL

Emerging Markets Bond
Global Government Bond
International Bond

MONEY MARKET FUNDS
--------------------------------------------------------------------------------
TAXABLE

Prime Reserve
Summit Cash Reserves
U.S. Treasury Money

TAX-FREE

California  Tax-Free  Money
New  York  Tax-Free  Money
Summit Municipal Money Market
Tax-Exempt  Money

BLENDED ASSET FUNDS
--------------------------------------------------------------------------------
Balanced
Personal Strategy   Balanced
Personal   Strategy   Growth
Personal   Strategy  Income
Tax-Efficient  Balanced

T. ROWE PRICE  NO-LOAD  VARIABLE  ANNUITY
--------------------------------------------------------------------------------
Equity Income Portfolio
International Stock Portfolio
Limited-Term Bond Portfolio
Mid-Cap Growth Portfolio
New America Growth Portfolio
Personal Strategy Balanced Portfolio
Prime Reserve Portfolio

* Formerly the closed-end New Age Media Fund. Converted to open-end status on 7/28/97.
**   Closed to new investors.
Please call for a prospectus. Read it carefully before you invest or send money.

The T. Rowe Price No-Load Variable Annuity [#V6021] is issued by Security Benefit Life Insurance Company. In New York, it [#FSB201(11-96)] is issued by First Security Benefit Life Insurance Company of New York, White Plains, NY. T. Rowe Price refers to the underlying portfolios' investment managers and the distributors, T. Rowe Price Investment Services, Inc.; T. Rowe Price Insurance Agency, Inc.; and T. Rowe Price Insurance Agency of Texas, Inc. The Security Benefit Group of Companies and the T. Rowe Price companies are not affiliated. The variable annuity may not be available in all states. The contract has limitations. Call a representative for costs and complete details of the coverage.

T. Rowe Price Discount Brokerage
================================================================================

DISCOUNT BROKERAGE
A Division of T. Rowe Price Investment Services, Inc., Member NASD/SIPC

     This low-cost service gives you the opportunity to easily consolidate all your investments with one company. Through T. Rowe Price Discount Brokerage, you can buy and sell individual securities-stocks, bonds, options, and others-at considerable commission savings over full-service brokers.* We also provide a wide range of services, including:

     AUTOMATED TELEPHONE AND COMPUTER SERVICES You can enter trades, access quotes, and review account information 24 hours a day, seven days a week. Any trades executed through these programs save you an additional 10% on commissions.**

     INVESTOR INFORMATION A variety of informative reports, such as our Brokerage Insights series, S&P Market Month newsletter, and select stock reports, can help you better evaluate economic trends and investment opportunities.

     DIVIDEND REINVESTMENT SERVICE Virtually all stocks held in customer accounts are eligible for this service, free of charge.

* Based on a February 1997 telephone survey that compared our commission rates on stock transactions of various sizes with those of other full-service and discount brokerages. Commission rates will vary based on size and nature of trades. Services vary by firm. For additional information concerning our commission rates and services, call 1-800-638-5660.

** Discount applies to our current commission schedule; subject to our $35 minimum commission.

FOR YIELD, PRICE, LAST TRANSACTION,
CURRENT BALANCE, OR TO CONDUCT
TRANSACTIONS, 24 HOURS, 7 DAYS
A WEEK, CALL TELE*ACCESS [REGISTRATION MARK]:
1-800-638-2587 toll free

FOR ASSISTANCE
WITH YOUR EXISTING
FUND ACCOUNT,  CALL:
Shareholder Service Center
1-800-225-5132 toll free
410-625-6500  Baltimore area

TO OPEN A DISCOUNT BROKERAGE
ACCOUNT OR OBTAIN INFORMATION,
CALL: 1-800-638-5660 toll free

INTERNET ADDRESS:
www.troweprice.com

T. Rowe Price  Associates
100 East  Pratt  Street
Baltimore,  Maryland  21202

This report is authorized for
distribution  only to shareholders
and to others who have received
a copy of the prospectus of the
T. Rowe Price Growth Stock Fund [Registration Mark.]

INVESTOR CENTERS:
101 East Lombard St.
Baltimore, MD 21202

T. Rowe Price
Financial Center
10090 Red Run Blvd.
Owings Mills, MD 21117

Farragut Square
900 17th Street, N.W.
Washington, D.C. 20006

ARCO Tower
31st Floor
515 South Flower St.
Los Angeles, CA 90071

4200 West Cypress St.
10th Floor
Tampa, FL 33607

T. Rowe Price Investment Services, Inc., Distributor.          F40-050  12/31/97